EXHIBIT 10.10

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 8, 2011, by and among SofTech, Inc., a Massachusetts corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act, and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1

Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act.

“Business Day” means any day except Saturday or Sunday which shall be a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Code” means the Internal Revenue Code of 1986, as amended.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the date when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares have been satisfied or waived.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.10 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants, stock appreciation rights, restricted stock units or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Clark Hill PLC, 200 Ottawa Avenue NW, Suite 500, Grand Rapids, Michigan 49503.

“Contract” shall mean any written or oral note, bond, mortgage, loan, indenture, guarantee, contract, agreement, lease, license, permit, concession, franchise or other binding commitment, instrument or obligation to which the Company or any Subsidiary of the Company is a party or by which the Company or any of its Subsidiaries or any property or asset of the Company or any of its Subsidiaries is bound or affected, or result in the creation of any Lien on any property or asset of the Company or any of its Subsidiaries (each, a “Contract”).

“Credit Agreements” means the definitive agreements implementing the Debt Recapitalization.

“Debt Recapitalization” means the transactions set forth in the Credit Agreements relating to the Company entering into a $2,900,000 term loan agreement and $300,000 line of credit with One Conant Capital, LLC, with $2,750,000 of such proceeds being used to fully extinguish all outstanding indebtedness of the Company owed to Greenleaf Capital (equaling approximately $10,000,000), other than indebtedness of $250,000 to be represented by a new subordinated promissory note to be issued by the Company in favor of Greenleaf Capital, and certain related agreements as described in the Financing Proposal, dated February 4, 2011 by and among Joseph P. Mullaney, Greenleaf Capital, the Company and One Conant Capital, LLC.

“Deregistration Date” means August 16, 2010, the date the Company filed a Form 15 with the Commission for the purpose of deregistration as a reporting company under Section 12(g) of the Exchange Act, and from which point the Company’s obligations to file reports under such section were suspended until the Form 15 became permanently effective on November 14, 2010.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“EAPD” means Edwards Angell Palmer & Dodge LLP, with offices located at 111 Huntington Avenue, Boston, Massachusetts 02199.

“Effective Date” means the date that the initial Registration Statement is first declared effective by the Commission.

“Environmental Law” means, as currently in effect, any applicable law concerning (i) the protection of the environment (including air, water, soil and natural resources) or (ii) the use, storage, handling, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable law concerning the protection of the environment (including air, water, soil and natural resources), including petroleum and any derivative or by-products thereof.

“Equity Incentive Plan” means (i) any equity incentive, stock option or similar plan and (ii) any other agreement, arrangement, understanding or other document pursuant to which the Company is obligated to grant or issue Common Stock or Common Stock Equivalents to current or former employees in connection with their services to the Company, in each case adopted or approved by a majority of the non-employee members of the board of directors of the Company or a majority of the members of a committee of non-employee directors established.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

““GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Greenleaf Capital” means Greenleaf Capital, Inc.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“MBCA” means the Massachusetts Business Corporation Act.

“MGL” means the Massachusetts General Laws.

“Per Share Purchase Price” equals $0.05483333 subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an Action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.6.

“Purchasers’ Representative” means Joseph P. Mullaney.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of all or part of the Shares.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Stockholder’s Agreement” means the Stockholder’s Agreement, dated the date hereof, between Greenleaf and the Company, in the form of Exhibit B attached hereto.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means Workgroup Technology Corporation, a Delaware corporation; Information Decisions Incorporated, a Michigan corporation; SofTech GmbH, a company formed under the laws of Germany; and Adra Systems Srl, a company formed under the laws of Italy.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Stockholder’s Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Registrar And Transfer Company, Attention: MaryAnn Hurley, 10 Commerce Drive, Cranford, NJ 07016  (telephone no. 908-497-2300), and any successor transfer agent of the Company.

ARTICLE II.
PURCHASE AND SALE

2.1

Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser, severally and not jointly, agrees to purchase, at the Per Share Purchase Price, the number of Shares indicated on its signature page hereto.  The Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of EAPD or such other location as the parties shall mutually agree.

2.2

Deliveries.

(a)

On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)

this Agreement duly executed by the Company;

(ii)

a legal opinion of Company Counsel, in the form of Exhibit C attached hereto;

(iii)

a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate or book-entry account evidencing the number of its respective Shares, registered in the name of such Purchaser;

(iv)

the Registration Rights Agreement duly executed by the Company; and

(v)

a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 2.3(b)(i) and (ii), and the officers certificates in the form required by Section 6.1 (b) of the Loan, Pledge and Security Agreement of even date herewith by and among the Company and One Conant Capital, LLC.

(b)

On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)

this Agreement duly executed by such Purchaser;

(ii)

such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company; and

(iii)

the Registration Rights Agreement duly executed by such Purchaser.

2.3

Closing Conditions.

(a)

The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects of the representations and warranties of the Purchasers contained herein when made and on the Closing Date (except for representations and warranties that speak as of a specific date which shall be accurate in all material respects as of such date);

(ii)

all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed;

(iii)

the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement;

(iv)

the Company receives funds in an aggregate amount of at least $420,000 for the sale of up to an aggregate of 7,691,764 Shares on the Closing Date; and

(v)

the closing of the Debt Recapitalization.

(b)

The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects of the representations and warranties of the Company contained herein when made and on the Closing Date (except for representations and warranties that speak as of a specific date which shall be accurate in all material respects as of such date);

(ii)

all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)

the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)

as of the Closing Date there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v)

the closing of the Debt Recapitalization; and

(vi)

Greenleaf Capital and the Company have duly executed the Stockholder’s Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company.  Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a)

Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)

Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of organization, bylaws or other organizational or charter documents.  Schedule 3.1(b) sets forth the jurisdictions in which each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of organization, bylaws or other organizational or charter documents, or (ii) excluding the outstanding indebtedness owed to Greenleaf Capital, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with, and the declaration of effectiveness by, the Commission of the Registration Statement, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)

Issuance of the Shares.  The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

(g)

Capitalization.  The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and zero shares of preferred stock ("Preferred Stock").  The rights and privileges of each class of the Company's capital stock are as set forth in the Company's Articles of Organization.  As of March 7, 2011, (i) 12,213,236 shares of Common Stock were issued and outstanding, (ii) 443,157 shares of Common Stock were held in the treasury of the Company or by Subsidiaries of the Company, and (iii) no shares of the Preferred Stock were issued or outstanding.

Schedule 3.1(g) lists all issued and outstanding shares of Common Stock that constitute restricted stock or that are otherwise subject to a repurchase or redemption right or right of first refusal in favor of the Company; the name of the applicable stockholder, the lapsing schedule for any such shares, including the extent to which any such repurchase or redemption right or right of first refusal has lapsed as of the date of this Agreement, whether (and to what extent) the lapsing will be accelerated in any way by the transactions contemplated by this Agreement or by termination of employment or change in position following the Closing, and whether such holder has the sole power to vote and dispose of such shares.

Schedule 3.1(g) lists the number of shares of Common Stock reserved for future issuance pursuant to stock options granted and outstanding as of the date of this Agreement and the plans or other arrangements under which such options were granted (collectively, the "Company Stock Plans") and sets forth a complete and accurate list of all holders of outstanding options to purchase shares of Company Common Stock (such outstanding options, the "Company Stock Options") under the Company Stock Plans, indicating with respect to each Company Stock Option, the number of shares of Common Stock subject to such Company Stock Option, the relationship of the holder to the Company, and the exercise price, the date of grant, vesting schedule and the expiration date thereof, including the extent to which any vesting has occurred as of the date of this Agreement, and whether (and to what extent) the vesting of such Company Stock Options will be accelerated in any way by the transactions contemplated by this Agreement or by the termination of employment or engagement or change in position of any holder thereof following the Closing.  Schedule 3.1(g) shows the number of shares of Company Common Stock reserved for future issuance pursuant to warrants or other outstanding rights (other than Company Stock Options) to purchase shares of Common Stock outstanding as of the date of this Agreement (such outstanding warrants or other rights, the "Company Warrants") and the agreement or other document under which such Company Warrants were granted and sets forth a complete and accurate list of all holders of Company Warrants indicating the number and type of shares of Common Stock subject to each Company Warrant, and the exercise price, the date of grant and the expiration date thereof.  The Company has provided to the Buyer accurate and complete copies of all Company Stock Plans, the forms of all stock option agreements evidencing Company Stock Options and all Company Warrants.

Except (x) as set forth in this Section 3.1(g), or (y) as reserved for future grants under Company Stock Plans, (i) there are no equity securities of any class of the Company or any of its Subsidiaries (other than equity securities of any such Subsidiary that are directly or indirectly owned by the Company), or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding and (ii) there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to issue, exchange, transfer, deliver or sell, or cause to be issued, exchanged, transferred, delivered or sold, additional shares of capital stock or other equity interests of the Company or any of its Subsidiaries or any security or rights convertible into or exchangeable or exercisable for any such shares or other equity interests, or obligating the Company or any of its Subsidiaries to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, right, commitment or agreement.  Neither the Company nor any of its Subsidiaries has outstanding any stock appreciation rights, phantom stock, performance based rights or similar rights or obligations.  There are no obligations, contingent or otherwise, of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Common Stock or the capital stock of the Company or any of its Subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in the Company or any Subsidiary of the Company or any other entity, other than guarantees of bank obligations of Subsidiaries of the Company entered into in the ordinary course of business consistent with past practice (the "Ordinary Course of Business") or listed in Schedule 3.1(g).  Other than the Stockholder’s Agreements, neither the Company nor any of its Affiliates is a party to or is bound by any, and to the knowledge of the Company, there are no, agreements or understandings with respect to the voting (including voting trusts and proxies) or sale or transfer (including agreements imposing transfer restrictions) of any shares of capital stock or other equity interests of the Company or any of its Subsidiaries.  Except as contemplated by this Agreement, there are no registration rights, and there is no rights agreement, "poison pill" anti-takeover plan or other agreement or understanding to which the Company or any of its Subsidiaries is a party or by which it or they are bound with respect to any equity security of any class of the Company or any of its Subsidiaries or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its Subsidiaries.

All outstanding shares of Common Stock are, and all shares of Common Stock subject to issuance as specified in Section 3.1(g) above, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the MBCA, the Company's Articles of Organization or By-laws or any agreement to which the Company is a party or is otherwise bound.

All of the outstanding shares of capital stock and other equity securities or interests of each of the Company's Subsidiaries are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

(h)

SEC Reports; Financial Statements.  Since June 1, 2007 through the Deregistration Date, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Except as set forth on Schedule 3.1(h), as of the date hereof, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated by the Transaction Documents) that requires the filing of a Form 8-K after the Closing.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the SEC Reports.   The Company’s reporting obligations under the Exchange Act were properly suspended as of the Deregistration Date and such obligations shall have remained suspended since the Deregistration Date.  To the knowledge of the Company, since the Deregistration Date, the Company has continuously had less than 300 holders of record.  The Company SEC Reports included all certificates required to be included therein pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder (“SOX”), and the internal control report and attestation of the Company’s outside auditors to the extent required by Section 404 of SOX.  As of the date of this Agreement, there are no outstanding or unresolved comments in the comment letters received from the SEC staff with respect to the Company SEC Documents.  None of the SEC Reports is the subject of an SEC review.

(i)

Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed on Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, except as contemplated by the Transaction Documents, and (v) the Company has not issued any equity securities to any executive officer, director or Affiliate, except pursuant to an Equity Incentive Plan.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Shares contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company, if the Company had not de-registered under the Exchange Act, that has not been disclosed.

(j)

Litigation.  There is no action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or executive officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or executive officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)

Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)

Compliance.  Except as set forth on Schedule 3.1(l), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m)

Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)

Title to Assets.  The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens (i) that do not materially affect the value of such property, (ii) that do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties, and (iii) in favor of One Conant Capital, LLC granted in connection with the Debt Recapitalization, and in favor of Greenleaf Capital as permitted by, and subordinated to, the Liens of One Conant Capital, LLC.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.  The Company does not own any real property.

(o)

Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports (collectively, the “Intellectual Property Rights”).  To the Company’s knowledge, the conduct of the Company’s and any Subsidiary’s businesses will not conflict in any material respects with any intellectual property rights of others.  Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person.  To the knowledge of the Company, all Intellectual Property Rights are enforceable and valid and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

(p)

Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which the Company and the Subsidiaries are engaged.  The Company carries directors and officers insurance coverage in the amount set forth on Schedule 3.1(p).  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)

Transactions With Affiliates and Employees.  Except as set forth (i) on Schedule 3.1(q) or pursuant to the Transaction Documents or Credit Agreements, none of the executive officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, executive officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any executive officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements and restricted stock unit agreements under any Equity Incentive Plan.

(r)

Certain Fees.  Except as set forth on Schedule 3.1(r), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(s)

Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby.

(t)

Investment Company.  The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u)

Registration Rights.  Other than pursuant to the Registration Rights Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(v)

Takeover Laws.  All the action necessary to ensure that the requirements and restrictions set forth in Chapters 110C, 110D and 110F of the MGL do not apply to this Agreement and the acquisition of Shares hereunder have been taken, and (i) the provisions of Chapters 110C, 110D and 110F of the MGL shall not apply to this Agreement and the acquisition of Shares hereunder, (ii) no restrictive provision of any applicable anti-over provision in the Company’s Articles of Organization or Amended and Restated By-laws applies to this Agreement or the acquisition of Shares hereunder and (iii) to the knowledge of the Company, no other state takeover law would otherwise apply to this Agreement and the transactions contemplated by this Agreement.

(w)

No Integrated Offering.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated or aggregated with prior offerings by the Company for purposes of the Securities Act.

(x)

Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has accurately and timely filed all federal, state and foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, and has paid or accrued all taxes shown as due thereon, and there is no tax deficiency in any material amount which has been asserted or threatened against the Company or any Subsidiary.

(y)

No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.  The Company has offered the Shares for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(z)

Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(aa)

No Disagreements with Accountants.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the independent registered public accounting firm formerly or presently employed by the Company and the Company is current with respect to any fees owed to such accounting firm.

(bb)

Acknowledgment Regarding Purchasers’ Purchase of Shares.  The Company acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents.  The Company represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(cc)

Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(dd)

Stock Options and 409A Compliance.  With respect to stock options issued pursuant to the Company’s Equity Incentive Plan(s) (i) each stock option designated by the Company at the time of grant as an “incentive stock option” under Section 422 of the Code so qualifies, (ii)  each grant of a stock option was duly authorized no later than the date on which the grant of such stock option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, (iii) each such grant was made in accordance with the material terms of an Equity Incentive Plan, the Securities Act and all other applicable laws and regulatory rules or requirements, and (iv) each such grant was or has now been properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws, except, in the cases of clauses (i), (ii), (iii) and (iv), for any such failure, violation or default that would not be material to the Company and its subsidiaries taken as a whole.  The Company believes in good faith that any “nonqualified deferred compensation plan” (as such term is defined under Section 409A(d)(1) of the Code and the guidance thereunder) under which the Company  makes, is obligated to make or promises to make, payments (each, a “409A Plan”) complies in all material respects, in both form and operation, with the requirements of Section 409A of the Code and the guidance thereunder.  To the knowledge of the Company, no payment to be made under any 409A Plan is, or will be, subject to the penalties of Section 409A(a)(1) of the Code.

(ee)

Qualified Small Business Stock.  The Company represents and warrants to the Purchasers that, to its knowledge, the Shares qualify as “Qualified Small Business Stock” as defined in Section 1202(c) of the Code as of the date hereof.

(ff)

Material Contracts.  For purposes of this Agreement, “Company Material Contracts” shall mean: (i) any Contract relating to indebtedness for borrowed money, any financial guaranty or any capital lease in excess of $50,000; (ii) any Contract that purports to limit the ability of the Company or any of its Subsidiaries to engage or compete in any business line or compete with any person or operate in any geographic area; (iii) any Contract that involves any exchange traded, over-the-counter or other swap, cap, floor, collar, futures contract, forward contract, option or any other derivative financial instrument; (iv) any Contract that involved expenditures or receipts by the Company or any of its Subsidiaries of more than $100,000 in the last fiscal year or that is expected to involve expenditures or receipts by the Company or any of its Subsidiaries of more than $100,000 in the next fiscal year; (v) any Contract that involved, since June 1, 2007, the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets or capital stock or other equity interests of any person (other than acquisitions or dispositions of assets in the ordinary course of business, including acquisitions and dispositions of inventory) and any acquisition or disposition Contract pursuant to which the Company or any of its Subsidiaries has continuing indemnification, “earn-out” or other contingent payment obligations; (vi) any Contract with any director, officer or employee of the Company or any of its Subsidiaries, or the spouses, relatives or affiliates (excluding any Contract solely among the Company and its Subsidiaries) of such persons, as applicable, including any Contract (x) to employ, terminate, indemnify or reimburse any present or former directors, officers or other employees and any Contract with respect to severance of, or a release of claims against the Company or its Subsidiaries by, any present or former directors, officers or other employees, or (y) that will result in the payment by, or the creation of any commitment or obligation (absolute or contingent, matured or unmatured) to pay on behalf of the Company, any of its Subsidiaries or any affiliate of the Company, any severance, termination, “golden parachute”, transaction bonus, finders fee or other similar payments to any present or former director, officer or employee following termination of employment or otherwise as a result of the consummation of the transactions contemplated hereby; (vii) any Contract that by its terms limits the payment of dividends or other distributions by the Company or any of its Subsidiaries; (viii) any material joint venture or partnership Contract; (ix) any Contract that purports to limit the ability of the Company or any of its Subsidiaries to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or business; (x) any material Contract related to Company Intellectual Property Rights; (xi) any Contract pursuant to which any material payment or performance obligation of the Company or any of its Subsidiaries would or could be accelerated, or any material right of or benefit to the Company or any of its Subsidiaries would terminate or would become subject to termination, amendment, renegotiation or cancellation, in each case as a result of the execution of this Agreement or the consummation of any of the transactions contemplated hereby; and (xii) any Contract of the type required to be filed with the SEC in any periodic report pursuant to Item 601(b)(10) of Regulation S-K.  Schedule 3.1 (ff)  sets forth a true and complete list of the Company Material Contracts.  True, correct and complete copies have been made available to the Purchasers of all Company Material Contracts.

As of the Closing Date, neither the Company nor any Subsidiary of the Company nor, to the knowledge of the Company, any other party, is in material breach of or material default under the terms of any Company Material Contract.  Each Company Material Contract is a legal, valid and binding obligation of the Company or the Subsidiary of the Company which is party thereto and, to the knowledge of the Company, of each other party thereto, and is in full force and effect, and enforceable against the Company or a Subsidiary and, to the knowledge of the Company, of each other party thereto, in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to the effect of general principles of equity.  None of the Company or any of its Subsidiaries has received any written claim of default under any Company Material Contract or any written notice of an intention to, and to the knowledge of the Company, no other party to a Company Material Contract intends to, terminate, not renew or challenge the validity or enforceability of any Company Material Contract (including as a result of the execution and performance of this Agreement) and, to the Company’s knowledge, no event has occurred which would result in a breach or violation of, or a default under, any Company Material Contract (in each case, with or without notice or lapse of time or both).

(gg)

Customers.  Schedule 3.1(gg) sets forth a complete and accurate list of each customer (treating affiliated entities as a single customer) of the Company and its Subsidiaries which accounted for 5% or more of the Company’s consolidated gross revenues during either the last fiscal year ended May 31, 2010 or the first six months of the current fiscal year.  Except as disclosed on Schedule 3.1(gg), as of the date hereof, the relationships of the Company and its Subsidiaries with the customers required to be listed on Schedule 3.1(gg) are good commercial working relationships and, to the knowledge of the Company, no such customer has canceled, terminated or otherwise materially altered or notified the Company or any of its Subsidiaries of any intention to do any of the foregoing or otherwise threatened in writing to cancel, terminate or materially alter its relationship with the Company or its Subsidiaries.  Schedule 3.1(gg) sets forth a summary of all pending upgrade proposals or purchase orders involving an amount in excess of 5% of the Company’s gross revenues during the fiscal year ended May 31, 2010.

(hh)

Partners and Suppliers.  The relationship of the Company and its Subsidiaries with the five (5) largest suppliers of products and/or services to the Company and the Company Subsidiaries, based on revenue recognition, are good commercial working relationships and, to the knowledge of the Company, no such supplier has canceled, terminated or otherwise materially altered or notified the Company or any of its Subsidiaries of any intention to do any of the foregoing or otherwise threatened in writing to cancel, terminate or materially alter its relationship with the Company or its Subsidiaries.

The relationship of the Company and its Subsidiaries with Autodesk, Inc. and Solidworks Corp., and their respective Affiliates (as such, “Autodesk” and “Solidworks”), are good commercial working relationships, the Company is in good standing in each of Autodesk’s and Solidworks’ partnership or certification programs, and, to the knowledge of the Company, neither Autodesk nor Solidworks has any intentions to reduce the status or participation of the Company in such programs or otherwise reduce their respective relationships with the Company. The relationship of the Company and its Subsidiaries with Parametric Technology Corporation (PTC) is a good commercial working relationship, and, to the knowledge of the Company, PTC has no intentions to terminate or reduce that relationship from the level it has been at during the last two fiscal years.

(ii)

Environmental Matters.  Except in each case for such matters that would not reasonably be expected to have a Material Adverse Effect: (i) to the knowledge of the Company, the Company and its Subsidiaries have complied with all applicable Environmental Laws, (ii) to the knowledge of the Company, the Company and its Subsidiaries possess all permits, licenses, registrations, identification numbers, authorizations and approvals required under applicable Environmental Laws for the operation of the business as presently conducted, (iii) neither the Company nor any of its Subsidiaries has received any written claim or notice of any violation or alleged violation of any applicable Environmental Law or concerning any actual or alleged liability of the Company or any of its Subsidiaries arising under or pursuant to any Environmental Law and (iv) there are no writs, injunctions, decrees, orders or judgments outstanding, or any Actions pending or, to the knowledge of the Company, threatened, concerning noncompliance by, or actual or potential liability of, the Company or any Subsidiary with any Environmental Law.

(jj)

Disclosure.  All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.2

Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)

Organization; Authority.  Such Purchaser is a natural person or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action, as may be applicable, on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Own Account.  Such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state or other securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state or other securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state or other securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state or other securities law.  Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

(c)

Purchaser Status.  At the time such Purchaser was offered the Shares, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(d)

Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e)

General Solicitation.  Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)

Provision of Information.  Such Purchaser has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares and the finances, operations and business of the Company; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.

(g)

Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(h)

Acknowledgement.  Each Purchaser acknowledges that the Company has relied upon the representations and warranties of the Purchasers set forth in Section 3.2 in its determination that no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated by this Agreement.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1

Transfer Restrictions.

(a)

The Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Shares, other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)

The Purchasers agree to the following restrictive notation on any book-entry account or imprinting on any physical certificate, so long as is required by this Section 4.1, of a legend on any of the Shares in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including, if the Shares are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(d)

Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).  The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(d), it will, no later than 3 Business Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends.  Notwithstanding the foregoing, the Company shall not be required to remove any legends until all Shares represented by a single certificate are no longer subject to restrictions.  If only a portion of the Shares represented by any single certificate are subject to restrictions, the holder of the certificate may request, or the Company may require, that such certificate be cancelled and two new certificates be issued.  One certificate shall represent, and be in the amount of, Shares not subject to restrictions and shall bear no legend and the second certificate shall represent, and be in the amount of, Shares subject to restrictions and shall bear an appropriate legend.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.  Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.

(e)

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Shares are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

4.2

Furnishing of Information.  As long as any Purchaser owns Shares and the Company remains subject to the requirements of the Exchange Act, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144.  The Company further covenants that it will take such further action as any holder of Shares may reasonably request, to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.3

Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers.

4.4

Publicity.  The Company and the Purchasers’ Representative shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of Purchasers’ Representative, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency, without the prior written consent of Purchasers’ Representative, except as required by federal securities law in connection any filing required by the Commission.

4.5

Reimbursement.  If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any other stockholder), solely as a result of such Purchaser’s acquisition of the Shares under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.  The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such Action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person.  The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Shares under this Agreement, except if such claim arises primarily from a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

4.6

Indemnification of Purchasers.  Subject to the provisions of this Section 4.6, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any Action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such Action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any Action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such Action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to (A) any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents, (B) any violations by the Purchaser of state or federal securities laws or (C) any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

4.7

Reservation of Common Stock.  As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

4.8

Delivery of Shares After Closing.  The Company shall deliver, or cause to be delivered, the respective Shares purchased by each Purchaser to such Purchaser within 3 Business Days of the Closing Date.

4.9

Form D; Blue Sky Filings.  The Company agrees to timely file a Form D via EDGAR with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser.  The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.  Each Purchaser shall take all commercially reasonable actions that are reasonably requested by the Company related to, or to effectuate, the filing of a Form D or any filing required pursuant to the “Blue Sky” laws of the states of the United States which, for purposes of clarity, shall not include the payment of any fees by such Purchaser.

4.10

Investment Company.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

4.11

Directors and Officers at the Closing.  Immediately following the closing of the Debt Recapitalization, the following actions shall occur with respect to the Company’s Board of Directors and Officers:  The Board of Directors of the Company shall be expanded to six persons, and Joseph P. Mullaney, Robert Anthonyson, and Phil Cooper shall be appointed directors to fill those vacancies and shall constitute the sole members of any committees of the Board of Directors; Joseph P. Mullaney shall be appointed Chief Executive Officer; and any incumbent directors (currently, Frederick A. Lake, Ronald A. Elenbaas and Timothy L. Tyler) shall resign from such positions and any officer positions effective immediately.

4.12

D&O Indemnification and Insurance.

(a) All rights to exculpation, indemnification and advancement of expenses now existing in favor of the present or former directors, officers or employees, as the case may be, of the Company or its Subsidiaries as provided in their respective articles of organization or bylaws or other organization documents are set forth on Schedule 4.12(a).  Except as required by applicable law, for a period of six (6) years from the Closing Date, the Company shall (and Purchasers shall cause the Company to) maintain in effect the exculpation, indemnification and advancement of expenses provisions of the Company’s and any Company Subsidiary’s articles of organization and bylaws or similar organization documents in effect immediately prior to the Closing or in any indemnification agreements of the Company or its Subsidiaries with any of their respective directors, officers or employees in effect immediately prior the Closing, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who at the Closing were present or former directors, officers or employees of the Company or any of its Subsidiaries; provided, however, that all rights to indemnification in respect of any Action pending or asserted or any claim made within such period shall continue until the disposition of such Action or resolution of such claim.

(b) For a period of six (6) years from the Closing Date, the Company shall maintain (and the Purchasers shall cause the Company to maintain) in effect the Company’s existing policies or shall cause to be acquired and maintained alternative policies of directors’ and officers’ liability insurance (collectively, “D&O Insurance”) with respect to matters arising on or before the Closing Date (including the transactions contemplated hereby) covering each person covered as of the Closing Date by the Company’s D&O Insurance (each such person, an “Indemnified Party”) on terms, conditions, retentions and limits of liability no less favorable than those of the Current Policy (as defined below); provided, however, that in no event shall there be any obligation to pay annual premiums in excess of 150% for such insurance, but in such case the Company shall be obligated to obtain as much coverage as reasonably practicable for such amount.  In lieu of maintaining the Company’s current policies or acquiring alternative policies of D&O Insurance, the Company may and, at Purchasers’ request, the Company will purchase prior to the Closing Date, a six-year prepaid “tail policy” on terms, condition, retentions and limits of liability no less favorable to the Indemnified Parties as the Current Policy with respect to matters arising on or before the Closing Date (including the transactions contemplated hereby); provided, that in no event shall the amount paid by the Company for such tail policy exceed $25,000, but in such case the Company may obtain as much coverage as reasonably practicable for such amount.  If such prepaid “tail policy” has been obtained by the Company prior to the Closing Date, (a) the Company shall, and Purchaser shall cause it to, maintain in full force and effect for its full term such prepaid “tail policy” and (b) all other obligations pursuant to this Section 4.12 (b) shall terminate. “Current Policy” means the D&O Insurance maintained by the Company as of the date hereof until renewed for 2012 on the terms set forth in Schedule 4.12 (b), and thereafter means the D&O Insurance as so renewed on such terms.

(c) The rights of each Indemnified Party hereunder shall be in addition to, and not in limitation of, any other rights such Indemnified Party may have under the articles of organization or bylaws or other organization document of the Company or any of its Subsidiaries, any other indemnification arrangement, the MBCA or otherwise.  The provisions of this Section 4.12 shall survive the consummation of the transaction contemplated by this Agreement and expressly are intended to benefit, and are enforceable by, each of the Indemnified Parties.

4.13

Reservation of Common Stock under Equity Incentive Plans.  Immediately following the Closing, the Purchasers acknowledge that the Company will not have in place any reservation of shares of Common Stock for future issuances with respect to its Equity Incentive Plans, except for a reservation of 95,000 shares with respect to awards and grants made under those Equity Incentive Plans that are outstanding immediately prior to the Closing.

ARTICLE V.

MISCELLANEOUS

5.1

Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

5.2

Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4

Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers holding at least 67% of the Shares then held by the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5

Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers holding at least 67% of the Shares then held by the Purchasers (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.7

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 4.6 (Indemnification of Purchasers) and 4.12 (D&O Indemnification and Insurance).

5.8

Governing Law.  This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to the conflicts of law principles thereof that would cause the application of the laws of any jurisdiction other than the internal laws of the Commonwealth of Massachusetts.

5.9

Jurisdiction; Enforcement; Remedies  Each of the parties hereto (i) irrevocably consents to submit itself to the personal jurisdiction of the courts of the Commonwealth of Massachusetts located in Suffolk County, and of the United States District Courts for the District of Massachusetts, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts of the Commonwealth of Massachusetts located in Suffolk County, and of the United States District Courts for the District of Massachusetts and (iv) consents to service being made through the notice procedures set forth in Section 5.3. The parties hereby agree that service of any process, summons, notice or document by registered mail to the respective addresses set forth in Section 5.3  shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

5.10

Survival of Representations and Warranties.  The representations and warranties contained herein shall survive the Closing and the delivery of the Shares until the 2 year anniversary of the Closing Date.

5.11

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13

Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14

Replacement of Shares.  If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares.

5.15

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16

[Reserved].

5.17

Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.18

Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19

Construction.  The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

(Signature Pages Follow)

SIGNATURE PAGE	Date Signed: March 8, 2011

Number of Shares:		2,596,764

Multiplied by Per Share Purchase Price:	x	$.0548333

Equals Subscription Amount:	=	$142,389

/s/ Robert B. Anthonyson
Signature	Second Signature (if purchasing jointly)

Robert B. Anthonyson
Printed Name	Printed Second Name

[Signature Page – Securities Purchase Agreement]

SIGNATURE PAGE	Date Signed: March 9, 2011

Number of Shares:		1,600,000

Multiplied by Per Share Purchase Price:	x	$.0548333

Equals Subscription Amount:	=	$87,773

/s/ Joseph P. Mullaney
Signature	Second Signature (if purchasing jointly)

/s/ Joseph P. Mullaney
Printed Name	Printed Second Name

[Signature Page – Securities Purchase Agreement]

SIGNATURE PAGE	Date Signed: March 9, 2011

Number of Shares:		450,000

Multiplied by Per Share Purchase Price:	x	$.0548333

Equals Subscription Amount:	=	$24,675

/s/ Leonard H. Shrank
Signature	Second Signature (if purchasing jointly)

/s/ Leonard H. Shrank
Printed Name	Printed Second Name

[Signature Page – Securities Purchase Agreement]

SIGNATURE PAGE	Date Signed: March 8, 2011

Number of Shares:		500,000

Multiplied by Per Share Purchase Price:	x	$.0548333

Equals Subscription Amount:	=	$27,416.67

/s/ J. Phillip Cooper
Signature	Second Signature (if purchasing jointly)

/s/ J. Phillip Cooper
Printed Name	Printed Second Name

 [Signature Page – Securities Purchase Agreement]

SIGNATURE PAGE	Date Signed: March 8, 2011

Number of Shares:		270,000

Multiplied by Per Share Purchase Price:	x	$.0548333

Equals Subscription Amount:	=	$14,805

/s/ Glenn W. Dillon
Signature	Second Signature (if purchasing jointly)

/s/ Glenn W. Dillon
Printed Name	Printed Second Name

[Signature Page – Securities Purchase Agreement]

SIGNATURE PAGE	Date Signed: March __, 2011

Number of Shares:		455,000

Multiplied by Per Share Purchase Price:	x	$.0548333

Equals Subscription Amount:	=	$24,949

/s/ Timothy J. Weatherford
Signature	Second Signature (if purchasing jointly)

/s/ Timothy J. Weatherford
Printed Name	Printed Second Name

[Signature Page – Securities Purchase Agreement]

SIGNATURE PAGE	Date Signed: March __, 2011

Number of Shares:		910,000

Multiplied by Per Share Purchase Price:	x	$.0548333

Equals Subscription Amount:	=	$49,898

/s/ Lee Paull
Signature	Second Signature (if purchasing jointly)

/s/ Lee Paull
Printed Name	Printed Second Name

[Signature Page – Securities Purchase Agreement]

SIGNATURE PAGE	Date Signed: March 9, 2011

Number of Shares:		910,000

Multiplied by Per Share Purchase Price:	x	$.0548333

Equals Subscription Amount:	=	$49,898

/s/ Chandra P.P. Singh
Signature	Second Signature (if purchasing jointly)

/s/ Chandra P.P. Singh
Printed Name	Printed Second Name

[Signature Page – Securities Purchase Agreement]

This Securities Purchase Agreement is agreed to and accepted as of March __, 2011.

SOFTECH, INC.

By: /s/ Jean Croteau

Name: Jean Croteau

Title: Chief Executive Officer

[Signature Page – Securities Purchase Agreement]

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of March 8, 2011, by and among SofTech, Inc., a Massachusetts corporation (the “Company”), and each purchaser signatory hereto (each, including its successors and permitted assigns, an “Investor” and collectively the “Investors”).

WHEREAS, on March 8, 2011, the Company entered into a Securities Purchase Agreement with the Investors (the “Securities Purchase Agreement”) as part of a recapitalization transaction, in which the Company sold, and the Investors purchased shares of the Company’s common stock.

WHEREAS, a condition of the Securities Purchase Agreement is that the Company grants the Investors certain registration rights with respect to the shares of common stock held by the Investors.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Certain Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)

“Effective Date” shall mean, with respect to the Registration Statement, the date on which the Registration Statement shall have been declared effective by the SEC.

(b)

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

(c)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with all rules and regulations promulgated thereunder.

(d)

“Holders” means the Investors or any of their respective affiliates or permitted transferees to the extent any of them are permitted to hold Registrable Securities, other than those purchasing Registrable Securities in a market transaction.

(e)

“Holders’ Representative” means Joseph P. Mullaney.

(f)

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 424(b) promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(g)

“Registrable Securities” shall mean the shares of common stock of the Company held by the Holders, together with any securities issued or issuable upon any stock split, dividend or other distribution, adjustment, recapitalization or similar event with respect to the foregoing, but excluding (i) any such shares sold under any other effective Registration Statement, (ii) any such shares sold pursuant to Rule 144 under the Securities Act, and (iii) shares of common stock and such other securities held by such Holder at a time when such securities are eligible for resale by such Investor pursuant to Rule 144 under the Securities Act without limitation thereunder on volume or manner of sale.

(h)

“Registration Statement” means any registration statement required to be filed under this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(i)

“SEC” means the U.S. Securities and Exchange Commission.

(j)

“Securities Act” means the Securities Act of 1933, as amended, together with all rules and regulations promulgated thereunder.

2.

Registration.

(a)

Mandatory Registration.  Within 90 days after the Closing Date, the Company shall cause to be prepared and filed with the SEC a Registration Statement providing for the resale of all Registrable Securities then outstanding for an offering to be made by the Holders on a continuous basis pursuant to Rule 415.  Such Registration Statement shall be on Form S-1 (or, if eligible, a Form S-3 or another appropriate form in accordance herewith).  The Company shall use reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as reasonably possible after the filing thereof and to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when: (i) all Registrable Securities have been sold or (ii) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without restrictions under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”).  Any Registration Statement required by Section 2(a) hereof shall contain (except if otherwise directed by the Holders of at least two-thirds of the Registrable Securities included in such Registration Statement) the “Plan of Distribution” attached hereto as Annex A.

(b)

Each Holder will furnish to the Company in writing the information specified in Item 507 and/or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Registration Statement or prospectus or preliminary prospectus included therein.  Each Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

(c)

The Company shall notify each Holder in writing promptly (and in any event within one business day) after receiving notification from the SEC that a Registration Statement has been declared effective.

3.

Registration Procedures.  In connection with the Company’s registration obligations hereunder, the Company shall:

(a)

(i) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities until the date when all Registrable Securities covered by such Registration Statement have been sold; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto.

(b)

Notify the Holders’ Representative as promptly as reasonably possible, and (if requested by the Holders’ Representative) confirm such notice in writing no later than two (2) trading days thereafter, of any of the following events:  (i) the SEC notifies the Company whether there will be a “review” of the Registration Statement; (ii) the SEC comments in writing on the Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) the SEC or any other Federal or state governmental authority in writing requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (iv) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a “Proceeding”) for that purpose; (v) the Company receives notice in writing of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vi) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)

Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of: (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(d)

Promptly make available to each Holder, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(e)

(i)  As applicable, in the time and manner required by the “pink sheets” published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the NASDAQ OTC Bulletin Board and any other market on which the Registrable Securities are traded (the “Principal Market”), prepare and file with the Principal Market an additional shares listing application covering all of the Registrable Securities and a notification form regarding the change in the number of the Company’s outstanding Shares; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on the Principal Market as soon as possible thereafter; (iii) provide to each Holder notice of such listing; and (iv) maintain the listing of such Registrable Securities on the Principal Market.

(f)

Prior to any public offering of Registrable Securities, register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to: (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Section (3)(f), or (ii) subject itself to taxation.

(g)

Upon the occurrence of any event described in Section (3)(b)(vi) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to sixty (60) days (unless the Holders of at least a majority of the Registrable Securities consent in writing to a longer delay of up to an additional thirty (30) days) no more than twice in any twelve-month period if the Company furnishes to the Holders a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Company’s Board of Directors: (i) the offering would materially interfere with an acquisition, corporate reorganization or other material transaction then under consideration by the Company or (ii) there exists at the time material non-public information relating to the Company, which should not be disclosed; provided further, however, that the Company may not so suspend sales more than twice in any calendar year without the written consent of the Holders of at least a majority of the Registrable Securities.

(h)

Comply with all applicable rules and regulations of the SEC and the Principal Market with respect to the Company’s obligations hereunder.

4.

Underwritten Offerings.

(a)

At the request (an “Underwriting Request”) of the Holders of at least two-thirds of the then outstanding Registrable Securities (the “Requesting Stockholders”), the distribution of the Registrable Securities covered by a Registration Statement filed or to be filed pursuant to Sections 2(a) hereof, shall be effected by means of an underwriting.

(b)

In the event of an Underwriting Request, the Company, together with all Holders proposing to distribute their securities through such underwriting (the “Participating Stockholders”), shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by the Requesting Stockholders, which underwriter(s) shall be reasonably acceptable to the Company; provided, however, that no Holder shall be required to make any representations or warranties concerning the Company or its business, properties, prospects, financial condition or related matters.  Notwithstanding any other provision of this Section 4, if the managing underwriter(s) advises the Company and the Participating Stockholders in writing that because the number of shares requested by the Participating Stockholders to be included in the registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Requesting Stockholders or that marketing factors require a limitation of the number of shares to be underwritten on behalf of the Participating Stockholders (the “Underwritten Registration Cutback”), and such Underwritten Registration Cutback results in less than all of the Registrable Securities of the Participating Stockholders that are requested to be included in such registration to actually be included in such registration, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering without such interference or affect on the price or sale, such number of Registrable Securities shared pro rata among all of the Participating Stockholders based on the total number of Registrable Securities held by each such Participating Stockholder.

(c)

In the event of an Underwriting Request, the Company shall

(i)

cooperate with the Participating Stockholders, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the Participating Stockholders or the underwriters in connection therewith, and participate, to the extent reasonably requested by the Participating Stockholders and the underwriter for the offering, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in “roadshow” meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company;

(ii)

cooperate, to the extent reasonably requested, with each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Principal Market;

(iii)

afford the Requesting Stockholders with the opportunity to participate in the drafting of the registration statement and the documentation relating thereto;

(iv)

furnish, on the date on which such Registrable Securities are sold to the underwriter, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (B) a “comfort” letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and

(v)

take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

5.

Registration Expenses.  The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation: (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, the Principal Market and in connection with applicable state securities or “Blue Sky” laws, (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by a Holder), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  The Company shall also pay the reasonable fees and expenses of one counsel to the Holders (selected by the Holders of at least two-thirds of the Registrable Shares to be registered on such applicable Registration Statement), not to exceed $25,000.  Notwithstanding the foregoing, each Holder shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective Registrable Securities.  Additionally, in an underwritten offering, the Holders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in the offering.

6.

Indemnification.

(a)

Indemnification by the Company.  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each of the Holders, and their respective officers, directors and each other Person, if any, who controls or is an affiliate of such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities (collectively, “Losses”), to which such Holder, or such Persons may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder, and each such Person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such Losses; provided, however, that the Company will not be liable in any such case if and to the extent that any such Losses arise out of or are based upon: (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder or any such Person in writing specifically for use in any such document and specifically relating to such Holder, (ii) the failure of a Holder to deliver a Prospectus, to the extent that such Holder was required to do so under applicable securities laws, or (iii) in the case of an occurrence of an event of the type specified in Section (3)(b) above, the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7 below.

(b)

Indemnification by Holders.  In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Holder, severally and not jointly, will indemnify and hold harmless the Company, and its officers, directors and each other Person, if any, who controls the Company within the meaning of the Securities Act, against all Losses to which the Company or such Persons may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such Person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such Losses; provided, however, that a Holder will be liable in any such case if and only to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Holder specifically for use in any such document and specifically relating to such Holder.

(c)

Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)

Contribution.  If a claim for indemnification under Section 6(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 6 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provision of this Section 6(d), no Holder shall be required to pay indemnification or to contribute, in the aggregate, any amount in excess of the amount of proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7.

Dispositions.  Each Holder agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.  Each Holder further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b)(iv)-(vi), such Holder will discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(g), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

8.

Piggy-Back Registrations.  At any time following the Closing Date but prior to the expiration of the Effectiveness Period, if the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the each Holder written notice of such determination and if, within fifteen (15) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered.  Notwithstanding the foregoing, if the Company’s proposed registration of equity securities hereunder is, in whole or in part, an underwritten public offering, and the managing underwriter of such proposed registration determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to requesting Holders on a pro rata basis.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.  For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights under this Agreement owned by all entities and individuals included in such “Holder,” as defined in this sentence.

9.

Reports Under Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company  to the public without registration, the Company  shall:

(a)

make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date hereof and so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b)

file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)

furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

10.

Mergers.  The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization, provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holders are entitled to receive in exchange therefor (i) cash or (ii) securities of the acquiring corporation which may be immediately sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to an exemption therefrom which permits sales without limitation as to volume or the manner of sale on a nationally recognized exchange in the United States or on the Principal Market.

11.

Miscellaneous.

(a)

Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of law or choice of law that would cause the laws of any other jurisdiction to apply.

(b)

Transfer of Registration Rights.  Any Holder that is a partnership, corporation or limited liability company may transfer or assign its registration rights provided pursuant to this Agreement with respect to any Registrable Securities to any partner, shareholder, member or affiliate of such Holder.  Any Holder that is a natural person may transfer or assign its registration rights provided pursuant to this Agreement with respect to any Registrable Securities transferred (i) as a bona fide gift to any member of the immediate family (as defined below) of the Holder or to a trust the direct or indirect beneficiaries of which are the undersigned or members of the undersigned’s immediate family; (ii) by will or intestate succession upon the death of the undersigned or (iii) as a bona fide gift to a charity or educational institution.  In each case set forth in this Section 11(b): (i) such Holder shall give the Company written notice prior to the time of such transfer or assignment stating the name and address of the transferee and identifying the Registrable Securities with respect to which the rights under this Agreement are being transferred and (ii) such transferee or assignee agrees in writing, the form and substance of which shall be reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement, following which any such transferee or assignee shall be deemed a “Holder” pursuant to this Agreement.  Except to the extent expressly provided in Section 11(b) hereof, no transfers of registration rights are permitted.  For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

(c)

Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of both the Company and the Holders of not less than two-thirds of the then outstanding Registrable Securities.

(d)

Entire Agreement. This Agreement and the Securities Purchase Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement.

(e)

Third Party Beneficiaries.  There shall be no third party beneficiaries or intended beneficiaries of this Agreements.

(f)

Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given in accordance with the Securities Purchase Agreement.

(g)

Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(h)

Counterparts.  This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or other electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(i)

Successors and Assigns.  The provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors and assigns of the parties hereto, subject to Section 11(b).

(j)

Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(k)

Remedies.  In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(l)

Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first set forth above.

SOFTECH, INC.

By:   ____________________________

Name:

Jean Croteau

Title:

Chief Executive Officer

[Signature Page – Registration Rights Agreement]

INVESTORS:

Robert B. Anthonyson

Joseph P. Mullaney

Leonard H. Schrank

J. Phillip Cooper

Glenn W. Dillon

Timothy J. Weatherford

L. Paull

Chandraprakash Singh

[Signature Page – Registration Rights Agreement]

ANNEX A

Plan of Distribution

The shares covered by this prospectus may be offered and sold from time to time by the selling stockholders. The term “selling stockholder” includes pledgees, donees, transferees or other successors in interest selling shares received after the date of this prospectus from each selling stockholder as a pledge, gift, partnership distribution or other non-sale related transfer. The number of shares beneficially owned by a selling stockholder will decrease as and when it effects any such transfers. The plan of distribution for the selling stockholders’ shares sold hereunder will otherwise remain unchanged, except that the transferees, pledgees, donees or other successors will be selling stockholders hereunder. To the extent required, we may amend and supplement this prospectus from time to time to describe a specific plan of distribution.

The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. The selling stockholders may make these sales at prices and under terms then prevailing or at prices related to the then current market price. The selling stockholders may also make sales in negotiated transactions. The selling stockholders may offer their shares from time to time pursuant to one or more of the following methods:

•

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•

one or more block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•

an exchange distribution in accordance with the rules of the applicable exchange;

•

public or privately negotiated transactions;

•

on the Pink Sheets, NASDAQ OTC Bulletin Board (or through the facilities of any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association, on which the shares are then listed, admitted to unlisted trading privileges or included for quotation);

•

through underwriters, brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

•

a combination of any such methods of sale; and

•

any other method permitted pursuant to applicable law.

In connection with distributions of the shares or otherwise, the selling stockholders may:

•

enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares in the course of hedging the positions they assume;

•

sell the shares short and redeliver the shares to close out such short positions;

•

enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of shares offered by this prospectus, which they may in turn resell; and

•

pledge shares to a broker-dealer or other financial institution, which, upon a default, they may in turn resell.

In addition to the foregoing methods, the selling stockholders may offer their shares from time to time in transactions involving principals or brokers not otherwise contemplated above, in a combination of such methods or described above or any other lawful methods. The selling stockholders may also transfer, donate or assign their shares to lenders, family members and others and each of such persons will be deemed to be a selling stockholder for purposes of this prospectus. The selling stockholders or their successors in interest may from time to time pledge or grant a security interest in some or all of the shares of common stock, and if the selling stockholders default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from to time under this prospectus; provided however in the event of a pledge or then default on a secured obligation by the selling stockholder, in order for the shares to be sold under this registration statement, unless permitted by law, we must distribute a prospectus supplement and/or amendment to this registration statement amending the list of selling stockholders to include the pledgee, secured party or other successors in interest of the selling stockholder under this prospectus.

A  -  A-1

The selling stockholders may also sell their shares pursuant to Rule 144 under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information concerning the issuer, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding certain limitations.

Sales through brokers may be made by any method of trading authorized by any stock exchange or market on which the shares may be listed or quoted, including block trading in negotiated transactions. Without limiting the foregoing, such brokers may act as dealers by purchasing any or all of the shares covered by this prospectus, either as agents for others or as principals for their own accounts, and reselling such shares pursuant to this prospectus. The selling stockholders may effect such transactions directly, or indirectly through underwriters, broker-dealers or agents acting on their behalf. In effecting sales, broker-dealers or agents engaged by the selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholders, in amounts to be negotiated immediately prior to the sale (which compensation as to a particular broker-dealer might be in excess of customary commissions for routine market transactions).

In offering the shares covered by this prospectus, the selling stockholders, and any broker-dealers and any other participating broker-dealers who execute sales for the selling stockholders, may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales. Any profits realized by the selling stockholders and the compensation of such broker-dealers may be deemed to be underwriting discounts and commissions.

The Company is required to pay all fees and expenses incident to the registration of the shares.

The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

A  -  A-2

EXHIBIT B

STOCKHOLDER’S AGREEMENT

STOCKHOLDER’S AGREEMENT, dated as of March 8, 2011 (this “Agreement”), by and between SofTech, Inc., a Massachusetts corporation (“Company”), and Greenleaf Capital, Inc., a Michigan corporation (“Stockholder”) of the Company.

RECITALS

A.

Concurrently with the execution of this Agreement, the Company is entering into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain new equity investors (the “Investors”) as part of a recapitalization transaction, in which the Company is selling, and the Investors are purchasing, shares of the Company’s common stock, par value of $0.10 per share (“Common Stock”), and the Company is simultaneously effecting the Debt Recapitalization relating to the indebtedness owed by the Company to the Stockholder.  Unless otherwise indicated, capitalized terms not defined herein have the meanings given to them in the Securities Purchase Agreement.

B.

Stockholder is the record holder of 5,288,243 shares of Common Stock (the “Shares).  Stockholder’s sole shareholder, William D. Johnston, is also the beneficial owner of an additional 140,000 shares of the Company.

C.

It is a condition to Investor’s obligations under the Securities Purchase Agreement that the Stockholder enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.

Voting of Shares.

Section 1.1 Voting Agreement.  Subject to the terms and conditions of this Agreement, at every meeting of the stockholders of the Company called for the purpose of voting on any matter with respect to which holders of the Common Stock are entitled to vote, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, Stockholder shall vote or cause to be voted the Shares and any New Shares (as hereinafter defined) as recommended at the time by the Board of Directors of the Company.  Stockholder shall not, from the date of this Agreement until the Expiration Date (as hereinafter defined), enter into any agreement or understanding with any Person to vote or give instructions inconsistent with the preceding sentence.

Section 1.2 New Shares.  Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (“New Shares”) after the execution of this Agreement and prior to the Expiration Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

Section 1.3 Proxy.

(a)

In furtherance of the voting agreements set forth Sections 1.1 and 1.2 hereof, concurrent with the execution of this Agreement, the Stockholder shall deliver a proxy in the form attached hereto as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the “Proxy”), entitling the proxy holders thereof to vote such shares on any and all matters that are the subject of a stockholder vote in accordance with the recommendations of the Board of Directors of the Company at such time.  Joseph M. Mullaney and Robert Anthonyson shall be the initial proxy holders thereof, with the Board of Directors of the Company having full power substitution to designate other persons to serve as the proxies of the Stockholder for the purposes of voting the shares referred to herein in accordance with the recommendations of the Board of Directors of the Company.  In addition, the Stockholder shall cause to be delivered to the Company an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any Shares that are owned beneficially (but are not owned of record) by Stockholder.

(b)

After the execution of this Agreement until the Expiration Date, Stockholder shall execute or cause to be executed such further proxies as may be requested by the Company with respect to any New Shares, and Stockholder shall promptly notify the Company upon acquiring beneficial ownership of any New Shares.

(c)

Stockholder covenants and agrees that, from the date of this Agreement until the Expiration Date, Stockholder will not deposit any of the Shares into a voting trust or grant a proxy or enter into a voting agreement or similar contract with respect to any of the Shares.

2.

Limitations on Transfer of Shares and/or New Shares.

Section 2.1 Affiliated Transferees Subject to Voting Arrangements.  Stockholder acknowledges that the foregoing voting arrangements apply not only to the Stockholder, but also to any Person who is now, or becomes at any time before the Expiration Date, (i) an Affiliate or Associate (as defined in the Exchange Act) of the Stockholder; (ii) a Person for whom beneficial ownership (as defined in the Exchange Act) of the Shares and/or New Shares is deemed shared with, or attributed to, the Stockholder; or (iii) Acting in Concert with the Stockholder or any of the foregoing Persons.  A Person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, in parallel with, such other Person where (i) each Person is conscious of the other Person’s conduct and this awareness is an element in their decision-making processes and (ii) at least one additional factor supports a determination by the Company’s Board of Directors that such Persons intended to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel.  A Person which is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other Person.  At any time before the Expiration Date, any transfer, directly or indirectly, of Shares and/or New Shares to any of the foregoing affiliated persons requires advance notice to the Company and that the transferee/ recipient of such Shares agree in writing to be bound by the provisions of this Agreement.  Bona fide sales of Shares and/or New Shares to unaffiliated transferees are not subject to the foregoing, but must comply with Section 2.2.

Section 2.2 Third Parties Sales and NOL Limitation; Company ROFR.  During the period from the Closing Date to the Expiration Date, the Stockholder shall not sell in excess of 1,500,000 Shares (any number of shares in excess of 1,500,000 Shares is herein referred to as an “Excess Sale”) without first complying with the following procedures:  The Stockholder shall give the Company written notice of the proposed Excess Sale, including (i) the name and address of the party to which the Stockholder  proposes to sell or otherwise dispose of the Shares or an interest in the Shares (the "Offeror"), (ii) the number of Shares the Stockholder proposes to sell or otherwise dispose of (the "Offered Shares"), (iii) the consideration per Share to be delivered to the Stockholder for the proposed sale, transfer or disposition, and (iv) all other material terms and conditions of the proposed transaction (the “Notice”).  The Company shall have the first option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Notice.  The Company must exercise such option no later than 10 Business Days after such Notice is deemed under Section 6.4 hereof to have been delivered to it, by written notice to the Stockholder, otherwise such option lapses.  In the event the Company duly exercises its option to purchase all or part of the Offered Shares, the closing of such purchase shall take place at the offices of the Company 5 Business days after the expiration of such 10-day period.  To the extent that the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company exercising its options under this Sections 2.2 may consist of cash equal to the value of such property, as determined in good faith by agreement of the Stockholder and the Company.

Section 2.3 Repurchase Rights.  Notwithstanding anything in this Agreement to the contrary, including, without limitation, Section 2.2., the Company shall in addition have the right, but not the obligation, at any time in its sole election to purchase, some or all, of up to 4,054,424 Shares held by the Stockholder at the purchase price of $1.233 per share.

Section 2.4 Transfer of Voting Rights.  Stockholder covenants and agrees that, from the date of this Agreement until the Expiration Date (as defined below), Stockholder will not deposit any of the Shares into a voting trust or grant a proxy or enter into a voting agreement or similar contract with respect to any of the Shares.

3.

Representations and Warranties of the Stockholder.

Section 3.1 Ownership of Shares.  Stockholder represents and warrants that Stockholder (a) is the record and beneficial owner of and has the sole right to vote or direct the voting of the Shares, which at the date hereof are free and clear of any liens, claims, options, charges or other encumbrances, and (b) does not own, either beneficially or of record, any shares of capital stock of the Company other than the Shares (excluding (i) shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law and (ii) shares which Stockholder has the right to acquire pursuant to options granted to Stockholder by the Company).

Section 3.2 No Conflict.  The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (a) conflict with or violate any legal requirement, order, decree or judgment applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is bound or affected; or (b) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on or otherwise affecting any of the Shares pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s properties is bound or affected.  The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of its obligations under this Agreement and the granting of the Proxy by Stockholder will not, require any consent of any Person.

Section 3.3 Enforceability.  Stockholder has all requisite power and capacity to execute and deliver this Agreement and the Proxy and to perform its obligations hereunder and thereunder.  This Agreement and the Proxy have been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by the Company, each constitute the legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their respective terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

Section 3.4 Continuous Warranty.  The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement and will be accurate in all material respects at all times through the Expiration Date.

4.

Covenants of Stockholder.  Stockholder hereby covenants and agrees to cooperate fully with Company and to execute and deliver any additional documents necessary or desirable and to take such further actions, in the reasonable opinion of Company, necessary or desirable to carry out the intent of this Agreement.

5.

Termination.  This Agreement shall terminate and shall have no further force or effect as of the three-year anniversary of the Closing Date (the “Expiration Date”), expect for the Company’s rights under Section 2.3 which shall continue indefinitely.

6.

Miscellaneous.

Section 6.1 Fees and Expenses.  Except as specifically provided to the contrary in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

Section 6.2 Amendments and Modification.  Subject to applicable law, this Agreement may not be amended, modified, or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

Section 6.3 Nonsurvival of Representations and Warranties.  None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Expiration Date; provided, however that the termination of this Agreement shall not relieve any party from any liability for any breach of this Agreement.

Section 6.4 Notices.  All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:  If to the Company, at SofTech, Inc., 59 Lowes Way, Suite 401, Lowell, MA 01851, Attention: Chief Executive Officer, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue, Boston, Massachusetts 02199  Attention: Matthew J. Gardella , Esq.; or if to the Stockholder, at Greenleaf Capital, Inc., 100 West Michigan Avenue, Suite 300, Kalamazoo, MI 49007, Attention: Michael D. Elliston, with a copy to Lake, Stover & Schau, PLC, 141 E, Michigan Avenue, Suite 600, Kalamazoo, MI, Attention: Jordan R. Schau, Esq.; or

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.  Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

Section 6.5 Counterparts.  This Agreement may be executed in one or more counterparts (whether delivered by facsimile or otherwise), each of which shall be considered one and the same agreement.

Section 6.6 Entire Agreement; No Third-Party Beneficiaries.  This Agreement (including the documents and the instruments referred to herein):  (a) constitute the entire agreement and supersede all prior agreements, negotiations, arrangements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and (b) are not intended to confer upon any person other than the Company and the Stockholder any rights or remedies hereunder.

Section 6.7 Severability.  Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to and shall, subject to the discretion of such court, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Section 6.8 Governing Law.  This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the internal laws of, the Commonwealth of Massachusetts, without regard to the conflicts of law principles thereof that would cause the application of the laws of any jurisdiction other than the internal laws of The Commonwealth of Massachusetts.

Section 6.9 Enforcement.  Each of the parties hereto (i) irrevocably consent to submit itself to the personal jurisdiction of the courts of the Commonwealth of Massachusetts located in Suffolk County, and of the United States District Courts for the District of Massachusetts, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the courts of the Commonwealth of Massachusetts located in Suffolk County, and of the United States District Courts for the District of Massachusetts and (iv) consents to service being made through the notice procedures set forth in Section 6.4. The parties hereby agree that service of any process, summons, notice or document by registered mail to the respective addresses set forth in Section 6.4 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby

Section 6.10 Extension, Waiver.  At any time prior to the Expiration Date, the parties to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other parties to this Agreement, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

Section 6.11 Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties to this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties to this Agreement.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

Section 6.12 Legal Counsel.  Stockholder acknowledges that he has been advised to, and has had the opportunity to consult with his or its personal attorney prior to entering into this Agreement.  Stockholder acknowledges that attorneys for the Company represent the Company and do not represent any of the stockholders of the Company in connection with this Agreement or any of the transactions contemplated hereby or thereby.

Section 6.13 Agreement Negotiated.  The form of this Agreement has been negotiated by or on behalf of the Company and the Stockholder, each of which was represented by attorneys who have carefully negotiated the provisions hereof.  No law or rule relating to the construction or interpretation of contracts against the drafter of any particular clause should be applied with respect to this Agreement or the Proxy.

Section 6.14 Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

Section 6.15 Legends.  Any stock certificates representing the Shares or the New Shares shall be legended at the request of the Company to reflect the voting agreement and, if applicable, the irrevocable proxy granted by this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

SOFTECH, INC.

By:_________________________________________

Name:

Jean Croteau

Title:

Chief Executive Officer

GREENLEAF CAPITAL, INC.

By:_________________________________________

Name:

Title:

Number of Shares Subject to this Agreement:

_____________________________________________

Stockholder Address:

_____________________________________________

_____________________________________________

_____________________________________________

_____________________________________________

[Signature Page – Stockholder’s Agreement]

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder of SofTech, Inc., a Massachusetts corporation (the “Company”), hereby irrevocably appoints and constitutes Joseph P. Mullaney and Robert Anthonyson, of the Company, and each of them, or any other designee of the Board of Directors, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of capital stock of the Company set forth on the final page of this irrevocable proxy (the “Irrevocable Proxy”) and all other shares or securities issued or issuable in respect thereof, or otherwise acquired by the undersigned on or after the date hereof (collectively, the “Shares”), until the “Expiration Date” as defined in the Stockholder’s Agreement between the Company and the undersigned, dated as of March 8, 2011.  Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

This Irrevocable Proxy is irrevocable (to the fullest extent provided by applicable law), is coupled with an interest, is granted pursuant to the Securities Purchase Agreement, dated as of March 8, 2011, by and between the Company and the Investors named therein (the “Securities Purchase Agreement”), and the related Debt Recapitalization benefitting the undersigned. It is being granted in consideration of the foregoing.  Capitalized terms used but not otherwise defined in this proxy have the meanings given to such terms in the Securities Purchase Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered to and by the undersigned at any time prior to the Expiration Date to act as the undersigned’s attorney and proxy to vote the Shares and to exercise all voting and other rights of the undersigned and the Shares with respect to any and all matters (including, without limitation, the power to execute and deliver written consents with respect to the Shares pursuant to the Massachusetts Business Corporation Act and the Massachusetts General Laws) at every annual, special or adjourned meeting of the stockholders of the Company, and in every written consent in lieu of such a meeting, in accordance with the recommendations of the Board of Directors at such time.

All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  THIS PROXY IS IRREVOCABLE.

Signature of Stockholder:
Print Name of Stockholder:
Shares Subject to Proxy as of the date hereof:

B – A-1

EXHIBIT C

Form of Opinion of Company Counsel

1.

The Company is validly existing as a corporation and in good standing in the Commonwealth of Massachusetts, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

2.

The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of Michigan.

3.

The Company has all requisite corporate power and authority to (a) execute, deliver and perform the Transaction Documents, (b) issue, sell and deliver the Shares and (c) carry out and perform its obligations under the Transaction Documents and consummate the transactions contemplated thereby.

4.

The Transaction Documents have been duly and validly executed and delivered by the Company.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including without limitation, the issuance of the Shares, have been duly authorized by all necessary corporate action on the part of the Company.  The Transaction Documents constitute legal, valid and binding obligations of the Company, enforceable against the Company according to their terms.

5.

No approval, authorization, waiver, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of the Transaction Documents or the consummation of the transactions contemplated thereby, except for the filing of a Form D with the Securities and Exchange Commission and such other filings required under applicable state securities laws.

6.

The Shares have been duly authorized and, when paid for and issued in accordance with the Securities Purchase Agreement, the Shares will be validly issued, fully paid and non-assessable.

7.

Subject to the accuracy of the Purchasers’ representations set forth in Section 3.2 of the Securities Purchase Agreement, the offer and sale of the Shares to the Purchasers in accordance with the terms of the Securities Purchase Agreement is exempt from the registration requirements of Section 5 of the Securities Act and from the securities registration and qualification requirements of all applicable state securities laws.

8.

Based solely on the representations made by the Company in the Securities Purchase Agreement, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and zero shares of preferred stock, and as of March 7, 2011, there were 12,213,236 shares of Common Stock issued and outstanding, 95,000 shares of Common Stock reserved for issuance pursuant to outstanding options and no shares of Common Stock reserved for issuance pursuant to outstanding warrants.  There are no shares of any class or series of preferred stock issued or outstanding.  To our knowledge, other than as set forth above , there are no other options, warrants, conversion privileges, calls, preemptive rights or other rights, commitments or agreements of any character to which the Company is a party or by which the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, conversion privilege, call, preemptive right or other right, commitment or agreement.

9.

The execution, delivery and performance by the Company, and the compliance by the Company with the terms of the Transaction Documents and the issuance, sale and delivery of the Shares pursuant to the Transaction Documents will not (a) violate any provision of the Articles of Organization or Bylaws, (b) result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or modification of, any agreement or instrument that is included as an exhibit to the SEC Reports or, to our knowledge, would be required to be so filed pursuant to Item 601(b)(10) of Regulation S-K if the Company’s reporting obligations had not been suspended as of the Deregistration Date, or (c) violate any order, writ, judgment or decree known to us to which the Company is a party or is subject.

C-1

SCHEDULE 3.1(a)

List of Subsidiaries

Adra Systems Sarl

Adra Systems Srl

Information Decisions, Inc.

SofTech GmbH

SofTech Investments, Inc.

SofTech Technologies Ltd.

Workgroup Technology Corporation

SCHEDULE 3.1(b)

List of Foreign Qualifications

•

Arizona

•

Colorado

•

Florida

•

Illinois

•

Indiana

•

Kentucky

•

Michigan

•

Missouri

•

New Hampshire

•

New Jersey

•

New York

•

Ohio

•

Pennsylvania

•

Texas

•

Wisconsin

SCHEDULE 3.1(g)

Stock Options

LAST NAME	FIRST NAME	PLAN	VEST SCH.	DATE AWARDED	DATE EXPIRE	# OPTIONS REMAINING	FULLY VESTED		VESTED SHARES	EXERCISE PRICE

Bovey	Vic	94ISO	20.00%	11/28/2001	11/28/2011	15,000	11/28/2006	3,000	15,000	0.090
Caslaghi	Dante	94ISO	20.00%	11/28/2001	11/28/2011	10,000	11/28/2006	2,000	10,000	0.090
Croteau	Jean	94ISO	20.00%	11/28/2001	11/28/2011	50,000	11/28/2006	10,000	50,000	0.090
Sweeney	Hope	94ISO	20.00%	11/28/2001	11/28/2011	2,000	11/28/2006	400	2,000	0.090
						77,000			77,000

Elenbaas	Ron		20.00%	4/16/2003	4/16/2013	3,000	4/16/2008	600	3,000	0.130
Lake	Fred		20.00%	4/16/2003	4/16/2013	3,000	4/16/2008	600	3,000	0.130
Tyler	Tim		20.00%	4/16/2003	4/16/2013	3,000	4/16/2008	600	3,000	0.130
Elenbaas	Ron		20.00%	4/16/2004	4/16/2014	3,000	4/17/2009	600	3,000	0.260
Lake	Fred		20.00%	4/16/2004	4/16/2014	3,000	4/17/2009	600	3,000	0.260
Tyler	Tim		20.00%	4/16/2004	4/16/2014	3,000	4/17/2009	600	3,000	0.260
						18,000			18,000
								Nonvested	-
						95,000			95,000

*NOTE:  Each option holder has the sole power to vote and dispose of the holder’s respective shares.

SCHEDULE 3.1(h)

Required Disclosures

None.

SCHEDULE 3.1(i)

Material Changes; Undisclosed Events;
Liabilities or Developments

If the Company had not de-registered under the Exchange Act, it expects that required disclosures may have included:

•

the Forbearance Agreement entered into with Greenleaf Capital, dated August 26, 2010

•

defaults under the (a) $3,000,000 Promissory Note (Revolving Line of Credit) made by the Company in favor of Greenleaf, dated as of March 25, 2009, as amended, and the (b) $8,910,528.11 Promissory Note (Term Note) made by the Company in favor of Greenleaf, dated as of March 25, 2009

•

the resignations of William D. Johnston and Michael D. Elliston from the Company’s board of directors

•

a preliminary letter of intent entered into with Kinetic Acquisitions LLC, dated August 26, 2010, and related due diligence

SCHEDULE 3.1(l)

Compliance with Laws and Contracts

•

The Company and each domestic Subsidiary entered into a Forbearance Agreement with Greenleaf Capital, dated as of August 26, 2010, concerning defaults under the (1) $3,000,000 Promissory Note (Revolving Line of Credit) made by the Company in favor of Greenleaf, dated as of March 25, 2009, as amended, and the (2) $8,910,528.11 Promissory Note (Term Note) made by the Company in favor of Greenleaf, dated as of March 25, 2009.

SCHEDULE 3.1(p)

Directors and Officers Insurance Coverage

•

Berkley Insurance Company -- $1,000,000 (aggregate limit of liability)

SCHEDULE 3.1(q)

Transactions with Affiliates and Employees

None.

SCHEDULE 3.1(r)

Brokerage or Finder’s Fees

None.

SCHEDULE 3.1(ff)

Material Contracts

•

$3,000,000 Promissory Note (Revolving Line of Credit) made by the Company in favor of Greenleaf, dated as of March 25, 2009, as amended

•

$8,910,528.11 Promissory Note (Term Note) made by the Company in favor of Greenleaf, dated as of March 25, 2009

•

$250,000 Amended and Restated Note made by the Company in favor of Greenleaf, dated March 8, 2011

•

Standard Lease Agreement, dated November 19, 2007, by and between connector Park Holding II, LLC, as landlord, and the Company, for real property located at 59 Lowes Way, Lowell, Massachusetts, as amended by that certain Amendment No. 1 to Lease, dated April 1, 2010

•

Bylaws of the Company, as amended

•

Bylaws of Information Decisions, Incorporated, a Michigan corporation

•

Third Amended and Restated Certificate of Incorporation of Workgroup Technology Corporation

•

License Agreement between the Company and Acresso Software Inc., dated on or about September 15, 2008

•

Assignment of Software License and Sublicensing Agreement, among the Company, Acresso Software Inc., and Macrovision Corporation, dated September 15, 2008

•

AutoDesk Developer Network Master Agreement between the Company and AutoDesk, Inc., dated January 1, 2000

•

Open Design Alliance Sustaining Membership Agreement, between Open Design Alliance, a Washington nonprofit corporation, and the Company, amended and restated October 28, 2003

•

Oracle PartnerNetwork Full Use Distribution Agreement between Oracle America, Inc. and Workgroup Technology Corporation, dated March 31, 2010

•

OEM Agreement between TTF SA and the Company, dated March 8, 2006, as amended

•

Assignment Agreement between NorthRidge Software, LLC and the Company, dated on or about October 18, 2010

•

SolidWorks Certified Gold Product License Agreement between SolidWorks Corporation and the Company, dated March 17, 2003

•

Various Microsoft licensing agreements

SCHEDULE 3.1(gg)

Significant Customers

•

Whirlpool Corporation

Notes:

•

The Company has been informed that Whirlpool Corporation is migrating to a different technology.  Whirlpool Corporation’s maintenance agreement with the Company expired as of January 31, 2011, Whirlpool Corporation has not renewed its maintenance agreement with the Company as of the date hereof, and there is no certainty that Whirlpool Corporation will renew its maintenance agreement with the Company moving forward.

•

Sikorsky, a long-time customer of the Company, informed the Company in the summer of 2010 of Sikorsky’s intention to upgrade all of its hardware and software in 2011.  The Company’s President and its account representative visited Sikorsky on June 21, 2010, and provided Sikorsky with an evaluation copy of the Company’s latest software, and a proposal in the amount of $594,785.  On or about February 21, 2011, Sikorsky informed the Company that its technical evaluation was completed, and also requested a revalidated proposal to present to its financial authorities for approval and issuance of a purchase order.

SCHEDULE 4.12(a)

Indemnification

•

The Company’s Bylaws provide for indemnification as follows:

9.

Indemnification.  The corporation shall indemnify each person (and his heirs, executors, administrators, or other legal representatives) who is, or shall have been, a Director or officer of the corporation or any person who is serving, or shall have served, at the request of the corporations as a director or officer of another organization in which the corporation has an interest against all liabilities and expenses, including judgments, fines, penalties and attorneys’ fees and all amounts paid, other than to the corporation or such other organizations, except in relation to matters as to which any such Director, officer, or person shall be finally adjudged, other than by consent, in such actions, suit or proceeding (a) not to have acted in good faith or (b) to have been liable for negligence or misconduct, in the performance of his duty as such Director or officer; provided, however, that indemnity shall not be made with respect to any such amounts paid in compromise or settlement or by consent, unless the Board of Directors shall have determined in good faith that the Director, officer or person making such compromise, settlement, or consent either acted in good faith or was not liable for negligence or misconduct in the performance of his duty as such Director or officer in connection with the matter or matters out of which such compromise, settlement or consent arose.

The foregoing right of indemnification shall not be exclusive of any other rights to which any such Director, officer or person is entitled under any agreement, vote of stockholders, statute, or as a matter of law, or otherwise.  The provisions of this section are separable, and if any provision or portion hereof shall for any reason be held inapplicable, illegal or ineffective, this shall not affect any right of indemnification existing otherwise than under this section.

On July 9, 1981, the stockholders of the Corporation voted to amend Article V, Paragraph 9, of the By-laws as follows:

To amend the By-laws of this Corporation to provide for the payment by the Corporation, to any director, officer or other person entitled to indemnity under these By-laws, of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of the action or proceeding upon receipt of an undertaking by the person entitled to indemnity to repay the payment if he is later adjudicated not to be entitled to indemnification under Section 67 of Chapter 156B of the Massachusetts General Laws.

•

The Company’s Articles of Organization provide as follows:

Article 6C.

Limitation of Liability of Directors.  No director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that this Article shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 of the Massachusetts Business Corporation Law, or (iv) with respect to any transaction from which the director derived an improper personal benefit.

The provisions of this Article shall not eliminate or limit the liability of a director of this Corporation for any act or omission occurring prior to the date on which this Article became effective.  No amendment or repeal of this Article shall adversely affect the rights and protection afforded to a director of this Corporation under this Article for acts of omissions occurring while this Article is in effect.

If the Massachusetts Business Corporation Law is subsequently amended to further eliminate or limit the personal liability of directors or to authorize corporate action to further eliminate or limit such liability, then the liability of the directors of this Corporation shall, without further action of the Board of Directors or the stockholders of this Corporation, be eliminated or limited to the extent permitted by the Massachusetts Business Corporation Law as so amended.

•

The Third Amended and Restated Certificate of Incorporation of Workgroup Technology Corporation provides as follows:

SEVENTH.  No director (including any advisory director) of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability, provided, however, that, to the extent provided by applicable law, this provision shall not eliminate the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.  No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

EIGHTH.

1.

Actions, Suits and Proceedings Other Than by or in the Right of the Corporation.  The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Corporation, and, with respect to any criminal action or proceeding, had not reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.  Notwithstanding anything to the contrary in this Article, except as set forth in Section 6 below, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.

2.

Actions or Suits by or in the Right of the Corporation.  The corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

3.

Indemnification for Expenses of Successful Party.  Notwithstanding the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by him or on his behalf in connection therewith.  Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purpose hereof to have been wholly successful with respect thereto.

4.

Notification and Defense of Claim.  As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought.  With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.  After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Section 4.  The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article.  The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

5.

Advance of Expenses.  Subject to the provisions of Section 6 below, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter, provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article.  Such undertaking may be accepted without reference to the financial ability of such person to make such repayment.

6.

Procedure for Indemnification.  In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses.  Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 the Corporation determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 or 2, as the case may be.  Such determination shall be made in each instance by (a) a majority vote of the directors of the Corporation who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), even though less than a quorum, (b) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel (who may be regular legal counsel to the corporation) in a written opinion, (c) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, or (d) a court of competent jurisdiction.

7.

Remedies.  The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period refereed to above in Section 6.  Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the Corporation.  Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.  The Indemnitee’s expenses (including attorneys’ fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

8.

Subsequent Amendment.  No amendment, termination or repeal of this Article or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation rising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

9.

Other Rights.  The Indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee.  Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article.  In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

10.

Partial Indemnification.  If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement to which Indemnitee is entitled.

11.

Insurance.  The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

•

The Information Decisions, Incorporated Bylaws provide as follows:

ARTICLE VII – INDEMNIFICATION OF DIRECTORS,
OFFICERS AND EMPLOYEES

Section 1 – Indemnification

Every person now or hereafter serving as a director, officer or employee of the corporation, his heirs, executors and administrators, shall be indemnified and held harmless by the corporation from and against any and all loss, cost, liability and reasonable expense that may be imposed upon or incurred by him in connection with or resulting from any claim, action, suit or proceeding, civil or criminal, in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer or employee of the corporation, whether or not he continues to be such at the time such loss, cost, liability or reasonable expense shall have been imposed or incurred.  As used herein, the term “loss, cost, liability and reasonable expense” shall include, but shall not be limited to, counsel fees and disbursements and amounts of judgments, fines or penalties against, and amounts paid in settlement by any such director, officer or employee; provided, however, that no such director, officer or employee shall be entitled to claim such indemnity:  (1) with respect to any matter as to which there shall have been a final adjudication that he has committed or allowed some act or omission, (a) otherwise than in good faith in what he considered to be the best interests of the corporation, and (b) without reasonable cause to believe that such act or omission was proper and legal; or (2) in the event of a settlement of such claim, action, suit or proceeding unless (a) the court having jurisdiction thereof shall have approved of such settlement with knowledge of the indemnity provided herein or (b) a written opinion of independent legal counsel, selected by or in manner determined by the Board of Directors, shall have been rendered substantially concurrently with such settlement, to the effect that it was not probable that the matter as to which indemnification is being made would have resulted in a final adjudication as specified in clause (1) above, and that the said loss, cost liability or reasonable expense may properly be borne by the corporation.  A conviction of judgment (whether based on a plea of guilty or nolo contendere or its equivalent, or after trial) in a criminal action, suit or proceeding shall not be deemed an adjudication that such director, officer or employee has committed or allowed some act or omission as hereinabove provided if independent legal counsel, selected as hereinabove set forth, shall substantially concurrently with such conviction or judgment give to the corporation a written opinion that such director, officer or employee was acting in good faith in what he considered to be the best interests of the corporation or was not without reasonable cause to believe that such act or omission was proper and legal.

The right of indemnification provided for in this section shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law and such rights, if any, shall also inure to the benefit of the heirs, executors or administrators of any such director or officer.

SCHEDULE 4.12(b)

D&O Insurance Policy

•

As of immediately prior to the Closing, the Company maintains a Directors and Officers Liability insurance policy with Berkley Insurance Company, with an aggregate limit of liability of $1,000,000, and an annual premium payment of $14,000.